UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 23, 2008

INTRICON CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The following information is being provided pursuant to Item 2.02. Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On July 24, 2008, IntriCon Corporation (the “Company”) announced earnings for the quarter ended June 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2008, the Compensation Committee of the Board of Directors (the “Board”) approved the Non-Employee Director and Executive Officer Stock Purchase Program (the “Program”) as an award under the 2006 Equity Incentive Plan (the “2006 Plan”). The purpose of the Program is to permit the Company’s non-employee directors and executive officers (collectively, the “Participants”) to purchase shares of the Company’s common stock, $1.00 par value (“Common Stock”), directly from the Company. Pursuant to the Program, the Participants may elect to purchase shares of Common Stock from the Company not exceeding an aggregate of $100,000 during any fiscal year. Participants may make such election one time during each ten business day period following the public release of the Company’s earnings announcement (a “Window Period”) and only if such Participant is not in possession of material, non-public information concerning the Company and subject to the discretion of the Board to prohibit any transactions in Common Stock by directors and executive officers during a Window Period.

The purchase price of shares of Common Stock to be issued pursuant to the Program will be equal to the last reported sale price of the Common Stock as reported on the Nasdaq Global Market on the business day on which the election is made. Elections by Participants may not be modified or revoked. Purchases of shares of Common Stock under the Program are intended to be exempt from liability under Section 16(b) of the Exchange Act, pursuant to Rule 16b-3 adopted by the SEC. Pursuant to the 2006 Plan, the Compensation Committee will administer and interpret the Program and, at any time, may discontinue (i) the Program and (ii) any outstanding elections to purchase shares of Common Stock under the Program.

The foregoing is a summary of the material provisions of the Program. This summary is not intended to be complete and is qualified in its entirety by reference to the Program, attached hereto as Exhibit 10.1.

Item 7.01.	Regulation FD Disclosure.

The following information is being provided pursuant to Item 7.01. Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Exchange Act.

The information contained under Item 2.02 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Non-Employee Director and Executive Officer Stock Purchase Program.
99.1	Press Release dated July 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IntriCon Corporation

	By:	/s/Scott Longval
Date: July 24, 2008		Scott Longval Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Non-Employee Director and Executive Officer Stock Purchase Program.
99.1	Press Release dated July 24, 2008.